EXECUTION VERSION
INCREMENTAL ASSUMPTION AGREEMENT dated as of June 28, 2021 (this “Agreement”), relating to the CREDIT AGREEMENT dated as of April 30, 2021 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among MAGNITE, INC., a Delaware corporation (the “Borrower”), each Issuing Bank, the Swingline Lender, the other Lenders party thereto and GOLDMAN SACHS BANK USA, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.
A.Pursuant to Section 2.21 of the Credit Agreement, the Borrower has requested that the Person set forth on Schedule I hereto (the “Incremental Revolving Facility Lender”) provide Incremental Revolving Facility Commitments under the Credit Agreement (the “Incremental Revolving Facility Commitments”) to the Borrower in an aggregate amount equal to $12,500,000.
B.The Incremental Revolving Facility Lender is willing to provide the Borrower with the Incremental Revolving Facility Commitments on the terms and subject to the conditions set forth herein and in the Credit Agreement.
C.Pursuant to Section 2.05 of the Credit Agreement, the Borrower has requested that the Incremental Revolving Facility Lender provide Letter of Credit Commitments under the Credit Agreement (the “Additional Letter of Credit Commitments”) to the Borrower in an aggregate amount equal to $5,000,000 (which Additional Letter of Credit Commitments shall be a part of, and not in addition to, the Incremental Revolving Facility Commitments).
D.The Incremental Revolving Facility Lender is willing to provide the Borrower with the Additional Letter of Credit Commitments on the terms and subject to the conditions set forth herein and in the Credit Agreement.
E.Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION a. Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of interpretation set forth in Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. This Agreement shall be an “Incremental Assumption Agreement” and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION b. Incremental Revolving Facility Commitments and Additional Letter of Credit Commitments.

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(i) Schedule I hereto sets forth the Incremental Revolving Facility Commitments and the Additional Letter of Credit Commitments of the Incremental Revolving Facility Lender as of the Incremental Effective Date (as defined below).
(ii) The Incremental Revolving Facility Commitments, the Revolving Facility Loans, the Additional Letter of Credit Commitments and other extensions of credit made thereunder shall have the identical terms applicable to the Revolving Facility Commitments, the Revolving Facility Loans, the Letter of Credit Commitments and other extensions of credit made thereunder (except for such upfront fees as may be agreed between the Incremental Revolving Facility Lender and the Borrower), respectively, and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Revolving Facility Lenders, the Issuing Banks or the Lenders, of the Credit Agreement and the other Loan Documents applicable to the Revolving Credit Facility, Revolving Credit Loans and Letter of Credit Commitments in effect immediately prior to the effectiveness of this Agreement. With effect from the Incremental Effective Date, (i) the Incremental Revolving Facility Commitments shall constitute “Incremental Revolving Facility Commitments”, “Incremental Commitments”, “Revolving Facility Commitments” and “Commitments” and the loans made thereunder shall constitute “Incremental Revolving Loans”, “Incremental Loans”, “Revolving Facility Loans” and “Loans”, (ii) the Additional Letter of Credit Commitments shall constitute “Letter of Credit Commitments” and (iii) the Incremental Revolving Facility Lender shall constitute an “Incremental Revolving Facility Lender”, a “Revolving Facility Lender”, a “Lender”, an “Issuing Bank” and a “Secured Party”, in each case for all purposes of the Credit Agreement and the other Loan Documents.
SECTION c. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Loan Party party hereto hereby represents and warrants to the Administrative Agent and the Incremental Revolving Facility Lender that:
(i) This Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against each of the Loan Parties party hereto in accordance with its terms subject to (a) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) implied covenants of good faith and fair dealing.
(ii) At the time of and immediately after giving effect to this Agreement, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects (other than to the extent qualified by materiality or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct) on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (other than to the extent qualified by materiality or “Material

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Adverse Effect,” in which case such representations and warranties shall be true and correct) as of such earlier date.
SECTION d. Conditions to Effectiveness. The effectiveness of this Agreement and the obligations of the Incremental Revolving Facility Lender to provide the Incremental Revolving Facility Commitments and the Additional Letter of Credit Commitments are subject to the satisfaction or waiver of the following conditions precedent (the date on which all such conditions are satisfied or waived, the “Incremental Effective Date”):
(i) the Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of (i) the Loan Parties, (ii) the Administrative Agent and the Collateral Agent, (iii) each Issuing Bank, (iv) the Swingline Lender and (v) the Incremental Revolving Facility Lender;
(ii) (i) the representations and warranties set forth in Section 3 shall be true and correct and (ii) at the time of and immediately after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing, and the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that the conditions set forth in the foregoing clauses (b)(i) and (b)(ii) have been satisfied;
(iii) the Administrative Agent and the Incremental Revolving Facility Lender shall have received all fees payable on or prior to the Incremental Effective Date (including, without limitation, the fees separately agreed to in writing between the Borrower and the Incremental Revolving Facility Lender and due and payable to the Incremental Revolving Facility Lender upon the effectiveness of the Incremental Revolving Facility Commitments and the Additional Letter of Credit Commitments) and reimbursement or payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP), in each case, required to be reimbursed or paid by the Loan Parties hereunder or under any Loan Document on or prior to the Incremental Effective Date;
(iv) the Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party dated the Incremental Effective Date and certifying:
(a)that (x) attached thereto is a true and complete copy of the certificate or articles of incorporation, certificate of limited partnership, certificate of formation or other equivalent constituent and governing documents, including all amendments thereto, of such Loan Party, certified as of a recent date by the Secretary of State (or other similar official or Governmental Authority) of the jurisdiction of its organization or by the Secretary or Assistant Secretary or similar officer of such Loan Party or other person duly authorized by the constituent documents of such Loan Party or (y)

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that the constituent and governing documents of such Loan Party provided in the certificate delivered on the Closing Date are still in effect,
(b)that (x) attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent constituent and governing documents) of such Loan Party as in effect on the Incremental Effective Date and at all times since a date prior to the date of the resolutions described in the following clause (iii) or (y) that the by laws (or other equivalent constituent and governing documents) of such Loan Party provided in the certificate delivered on the Closing Date are still in effect,
(c)that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member), authorizing the execution, delivery and performance of this Agreement and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Incremental Effective Date,
(d)that attached thereto are true and complete copies of the good standing certificates (or other equivalent certificate in the applicable jurisdiction) from the jurisdiction of incorporation, formation or organization, as applicable, of each Loan Party (in each case dated within 30 days of the date of this Agreement); and
(e)(x) as to the incumbency and specimen signature of each officer or authorized signatory executing this Agreement or any other document delivered in connection herewith on behalf of such Loan Party or (y) that the incumbency and specimen signature of each officer or authorized signatory executing this Agreement or any other document delivered in connection herewith provided on the Closing Date have not changed.
(v) the Administrative Agent shall have received, on behalf of itself and the Incremental Revolving Facility Lender, an executed legal opinion of Gibson Dunn & Crutcher, as counsel for the Loan Parties, (A) dated the Incremental Effective Date, (B) addressed to the Administrative Agent and the Incremental Revolving Facility Lender and (C) in form and substance reasonably satisfactory to the Administrative Agent covering such matters as the Administrative Agent shall reasonably request; and
(vi) the Administrative Agent shall have received at least three Business Days prior to the Incremental Effective Date (or such shorter period as the Administrative Agent shall determine in its sole discretion) all documentation and other information required with respect to the Loan Parties by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act.

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SECTION e. Consent and Reaffirmation. The Borrower and each other Loan Party hereby (a) consents to this Agreement and the transactions contemplated hereby, (b) agrees that, notwithstanding the effectiveness of this Agreement, the Guarantee Agreement, the Collateral Agreement and each of the other Security Documents to which it is a party continue to be in full force and effect, (c) affirms and confirms its Guarantee (in the case of a Guarantor) of the Obligations and the pledge and/or grant of a security interest in its assets as Collateral pursuant to the Security Documents to secure the Obligations, all as provided in the Loan Documents, and (d) acknowledges and agrees that such Guarantee, pledge and/or grant continues in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, including the Incremental Revolving Facility Commitments, the Additional Letter of Credit Commitments and the extensions of credit thereunder. Without limiting the foregoing, nothing herein contained shall be construed as a novation of any of the Loan Documents or a substitution or novation of the Obligations or instruments guaranteeing or securing the same, which Loan Documents, Obligations and instruments shall remain and continue in full force and effect.
SECTION f. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION g. Counterparts; Electronic Execution of Documents. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart to this Agreement by facsimile transmission (or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.
SECTION h. Notices. All notices hereunder or in connection herewith shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

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SECTION i. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

MAGNITE, INC.,
by
/s/ David Day
Name: David Day
Title: Chief Financial Officer

MAGNITE HOPPER, INC.,
by
/s/ David Day
Name: David Day
Title: President and Treasurer

RUBICON PROJECT UNLATCH, INC.
/s/ David Day
Name: David Day
Title: President and Treasurer
¶

MAGNITE BELL, INC.
/s/ David Day
Name: David Day
Title: President and Treasurer

MAGNITE APEX, INC.
/s/ David Day
Name: David Day
Title: President and Treasurer

MAGNITE CTV, INC.
/s/ David Day
Name: David Day
Title: President and Treasurer

[Signature Page to Incremental Assumption Agreement]

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SPOTX, INC.
/s/ David Day
Name: David Day
Title: President and Treasurer

[Signature Page to Incremental Assumption Agreement]

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GOLDMAN SACHS BANK USA, as Administrative Agent, Collateral Agent, an Issuing Bank and Swingline Lender

by
/s/ Robert Ehudin
Name: Robert Ehudin
Title: Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

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FIFTH THIRD BANK, NATIONAL ASSOCIATION, as an Issuing Bank,

by
/s/ Carlos Cruz
Name: Carlos Cruz
Title: Executive Director

[Signature Page to Incremental Assumption Agreement]

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SILICON VALLEY BANK, as an Issuing Bank,

by
/s/ Andrea M. Jones
Name: Andrea M. Jones
Title: Director – Corporate Banking

[Signature Page to Incremental Assumption Agreement]

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SOCIÉTÉ GÉNÉRALE, as an Issuing Bank,

by
/s/ Valtin Gallani
Name: Valtin Gallani
Title: Director

[Signature Page to Incremental Assumption Agreement]

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CAPITAL ONE, NATIONAL ASSOCIATION, as Incremental Revolving Facility Lender and an Issuing Bank

by
/s/ Charlie Trisiripisal
Name: Charlie Trisiripisal
Title: Duly Authorized Signatory

[Signature Page to Incremental Assumption Agreement]

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SCHEDULE I
Incremental Revolving Facility Commitments

Incremental Revolving Facility Lender	Incremental Revolving Facility Commitments
Capital One, National Association	$12,500,000
TOTAL	$12,500,000

Additional Letter of Credit Commitments

Issuing Bank	Additional Letter of Credit Commitments
Capital One, National Association	$5,000,000
TOTAL	$5,000,000

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